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                                    EX-10
             Exhibit 10.5.5 Amend to Agmt/Amer Honda & Lithia


                                EXHIBIT 10.5.5

                        AMENDMENT TO AGREEMENT BETWEEN

                        AMERICAN HONDA MOTOR CO., INC.

                                     AND

                          LITHIA MOTORS, INC. ET AL.

            This Amendment is dated October 2 , 1997 (the "Amendment") and amends the Agreement between American Honda Motor Co., Inc. and Lithia Motors, Inc. et al., effective December 17, 1996 (the "Agreement).

            1. Except to the extent it is amended hereby, the Agreement shall remain in full force and effect. The capitalized terms used herein are defined in the Agreement.

            2. Schedule A to the Agreement is hereby amended to add the following:

                                "Lithia BB, Inc.
                         dba Lithia Acura of Bakersfield
                                3201 Cattle Drive
                          Bakersfield, California 93313

            Provided that the Lithia Parties are in compliance with all terms and conditions of the Agreement, AHM hereby authorizes Lithia Motors to acquire the Acura dealership in Bakersfield, California which is currently owned by Nissan-BMW, Inc. and is doing business as Acura of Bakersfield. AHM understands that, for a period of no greater than sixty (60) days from the date of acquisition of such Bakersfield Acura dealership, such dealership may be referred to as "Lithia Acura of Bakersfield". Lithia Motors agrees that on or before the end of such sixty (60) day period, it will remove any reference to "Lithia" from the d/b/a of this dealership and any other Acura or Honda dealership owned by Lithia Motors or any of its Affiliates and change the d/b/a of such Bakersfield dealership to Acura of Bakersfield or such other d/b/a which is acceptable to AHM."

            3. Paragraph 1.8 of the Agreement is amended to insert in line 15 between the words "unsatisfactory." and "Unless", the following:

            "Notwithstanding the immediately preceding sentence, as long as control of Lithia Motors remains in the hands of persons or entities approved by AHM, it is not AHM's intention to restrict reputable banks, mutual funds, insurance companies, and/or pension funds (collectively referred to herein as "Institutional Investors") from acquiring up to 10% of Lithia Stock. Therefore, the parties further agree that, unless such Institutional Investor
(i) is owned or controlled by or has a substantial economic interest in an entity that competes with AHM or its parent, subsidiaries or Affiliates in manufacturing, marketing, or selling automotive products or services (not including an interest in a dealership selling products manufactured by a


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competing  automobile  manufacturer);  or (ii) has criminal  affiliations or a criminal record; or (iii) has acquired, or has a reasonable likelihood of acquiring, a controlling interest in Lithia Motors, acquisition of up to 1 0% of Lithia Stock by such Institutional Investor shall be presumed not to be detrimental to AHM's interests. The parties further agree.that acquisition or control of more than 10% of Lithia Stock by any party shall be subject to AHM's right of disapproval pursuant to the standards set forth above with respect to parties that acquire 5% or more of Lithia Stock.

            Lithia Motors agrees that it will provide AHM with notice of any acquisition or proposed acquisition of Lithia Stock of which it becomes aware with respect to which AHM has a right of disapproval pursuant to this Section
1.8. Lithia Motors shall make its best efforts to obtain an d provide to AHM such documentation and information pertaining to the party or parties that have acquired or are proposing to acquire the Lithia Stock that AHM would reasonably need to exercise its right of disapproval."

            4. Paragraph 3.1 of the Agreement is amended to change both current references to December 31, 1997 to October 1, 1998. In addition, the following language is inserted at the end of Paragraph 3.1: "The currently non-exclusive Acura Dealership Operations in Bakersfield, California that are being acquired by Lithia Motors will, by no later than October 1, 1998, be conducting all business in a separate, freestanding exclusive new facility built and maintained in full compliance and conformity with Acura's designs and specifications, including Acura's minimum land and building requirements, as detailed within the Acura Facility Upgrade Program or such other standards and guidelines published by AHM. Such new, exclusive Acura dealership facility will be located on a site acceptable to AHM. By no later than October 1, 1998, the aforementioned Acura Dealership Operations in Bakersfield will also be under, and will continuously remain under, a separate corporation formed exclusively for said dealership."



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            5.    The Agreement,  as amended  hereby,  is hereby  ratified and confirmed in all respects.

      IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                    LITHIA MOTORS, INC.

                                    By:  /s/ Sidney B. deBoer
                                         -------------------------------------
                                    Title: Chairman

                                    LITHIA HOLDING, LLC

                                    By:  /s/ Sidney B. deBoer
                                         -------------------------------------
                                    Title: Managing Member

                                    LITHIA HS, INC.

                                    By:  /s/ Sidney B. deBoer
                                         -------------------------------------
                                    Title: President

                                    LITHIA HPI, LLC.

                                    By:  /s/ Sidney B. deBoer
                                         -------------------------------------
                                    Title: President

                                    /s/ M.L. Dick Neimann
                                    ------------------------------------------
                                    M.L. Dick Heimann

                                    /s/ Sidney B. deBoer
                                    ------------------------------------------
                                    Sidney B. deBoer

                                    //R. Bradford Gray
                                    ------------------------------------------
                                    R. Bradford Gray



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                                    AMERICAN HONDA MOTOR CO., INC.

                                    By:  /s/ Richard Colliver
                                         -------------------------------------
                                         Richard Colliver
                                         Executive Vice President
                                         Automobile Sales Division

                                    AMERICAN HONDA MOTOR CO., INC.

                                    By:  /s/ Richard B. Thomas
                                         -------------------------------------
                                         Richard B. Thomas
                                         Executive Vice President
                                         Acura Division





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